November 26, 2025

Pioneer ILS Interval Fund
(the “Fund”)

Supplement to the Fund’s Prospectus dated March 1, 2025, as in effect and as may be amended from time to time.

On September 30, 2025, the Board of Trustees of the Fund upon the recommendation of Victory Capital Management Inc., the Fund’s investment adviser, approved a change in the Fund’s custodian, fund accounting agent, and transfer agent and dividend disbursing agent to be effective close of business on or about February 6, 2026 (the “Effective Date”).

Citibank, N.A. (“Citibank”) will serve as the custodian of the Fund. Citi Fund Services Ohio, Inc. (“Citi Fund Services”) will perform certain sub-fund accounting and sub-fund administration services for the Fund. FIS Investor Services LLC (“FIS”) will serve as transfer agent and dividend disbursing agent of the Fund.

To reflect these changes, the following changes are being made to the Prospectus on the Effective Date:

All references in the Prospectus to The Bank of New York Mellon as the Fund’s custodian and fund accounting agent, and BNY Mellon Investment Servicing (US) Inc. as the Fund’s transfer agent and dividend disbursing agent are deleted and replaced with references to Citibank, Citi Fund Services and FIS, as applicable.

In addition, the last sentence of the third paragraph on the second page of the cover is replaced with the following:

A copy of the SAI can be obtained without charge by writing to the fund at 60 State Street, Boston, MA 02109, by calling 866-689-6999, or from the SEC’s website at http://www.sec.gov. Copies of the fund’s Annual Report and Semi-Annual Report may be obtained upon request by writing to the fund, by calling 866-689-6999, or by visiting the fund’s website at pioneerinvestments.com.

In addition, under the section “Periodic repurchase offers,” the last sentence in the first paragraph in the subsection “Determination of Repurchase Price and Payment for Shares” is replaced with the following:

During the period an offer to repurchase is open, shareholders may obtain the current NAV by calling the fund’s transfer agent at 866-689-6999.

In addition, the following information replaces the second paragraph in the Prospectus section “Administrator, custodian, fund accounting agent, transfer agent and dividend disbursing agent” as applicable.

The fund’s securities and cash are held under a custodian agreement with Citibank, N.A., 388 Greenwich St., New York, New York 10013. Citi Fund Services Ohio, Inc. performs certain sub-fund accounting and sub-fund administration services for the fund. FIS Investor Services LLC, c/o FIS TA Operations, 4249 Easton Way, Suite 400, Columbus, OH 43219, is the fund’s transfer agent and dividend disbursing agent for the fund’s shares.

34248-00-1225

November 26, 2025

Pioneer ILS Interval Fund
(the “Fund”)

Supplement to the Statement of Information (“SAI”) dated March 1, 2025, as in effect and as may be amended from time to time.

On September 30, 2025, the Board of Trustees of the Fund upon the recommendation of Victory Capital Management Inc., the Fund’s investment adviser, approved the appointment of a new custodian, fund accounting agent and transfer agent and dividend disbursing agent for the Fund to be effective as of the close of business on or about February 6, 2026 (the “Effective Date”).

Citibank, N.A. (“Citibank”) will serve as the custodian of the Fund. Citi Fund Services Ohio, Inc. (“Citi Fund Services”) will perform certain sub-fund accounting and sub-fund administration services for the Fund. FIS Investor Services LLC (“FIS”) will serve as transfer agent and dividend disbursing agent of the Fund. On the Effective Date, all references in the SAI to The Bank of New York Mellon as the Fund’s custodian and fund accounting agent, and BNY Mellon Investment Servicing (US) Inc. as the Fund’s transfer agent and dividend disbursing agent are deleted and replaced with references to Citibank, Citi Fund Services and FIS, as applicable.

In addition, the following revisions

is replaced with the following:

A copy of the prospectus may be obtained without charge by calling 866-689-6999 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You may also obtain a copy of the prospectus from our website at: pioneerinvestments.com.

The eighth sentence under “Cybersecurity Issues” found under the section “Investment policies, risks and restrictions,” is hereby deleted and replaced with the following:

Furthermore, the fund cannot control the cybersecurity plans and systems put in place by service providers to the fund such as Citibank, N.A. (“Citibank”), the fund’s custodian and accounting agent, and FIS Investor Services LLC (“FIS”), the fund’s transfer agent.

Under the section “Investment adviser and other fund service providers,” the disclosure in the subsections “Transfer Agent” and “Custodian and sub-administrator” are replaced with the following:

Transfer Agent

The fund has contracted with FIS Investor Services LLC (“FIS”), 4249 Easton Way, Suite 400, Columbus, Ohio 43219, to provide certain transfer agency services for the fund.

Prior to the close of business on February 6, 2026, BNY Mellon Investment Servicing (US) Inc. was the transfer agent of the fund.

Custodian and sub-administrator

Citibank, N.A., 388 Greenwich St., New York, New York 10013, (“Citibank”) is the custodian of the fund’s assets. The custodian’s responsibilities include safekeeping and controlling the fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund’s investments. Citi Fund Services Ohio, Inc. (“Citi Fund Services”) performs certain sub-fund accounting and sub-fund administration services for the Victory Funds complex, including the fund. For performing such services, Citi Fund Services receives fees based on complex-wide assets.

Prior to the close of business on February 6, 2026, The Bank of New York Mellon was the custodian of the fund.

The second paragraph under the section “Financial statements,” is replaced with the following:

The fund’s annual report includes the financial statements referenced above and is available without charge upon request by calling the fund at 866-689-6999.

34249-00-1225